UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014 (September 4, 2014)

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 4, 2014, Transocean Ltd. (the "Company") provided a press release regarding the decision issued by the United States District Court for the Eastern District of Louisiana on phase one of litigation related to the April 20, 2010 Macondo well incident involving the Deepwater Horizon. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

The statements described in this Report on Form 8-K and press release incorporated herein by reference that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which are or could be made include, but are not limited to, the court ruling, its effects, interpretations and uncertainties, any liability of Transocean, any future rulings and litigation and actions relating thereto. These forward-looking statements are inherently uncertain and are subject to numerous risks, uncertainties and assumptions, many of which are beyond the Transocean’s control, including future rulings and appeals and other effects and results of litigation, additional review of the current ruling by Transocean, actions by courts, litigants, governmental authorities and other parties, uncertainties regarding indemnities and insurance and factors described in Transocean’s most recently filed Form 10-K for the year ended December 31, 2013 and in the Company’s other filings with the SEC, which are available without charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or the other consequences of such a development worsen, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

This Report on Form 8-K and press release incorporated herein by reference does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: September 5, 2014                By    /s/ Jill S. Greene                                                     Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number    Description

99.1	Press Release dated September 4, 2014